Pension and Other Postretirement Benefits - Schedule of One-Percentage Point Change in Assumed Rates of Health Care Cost Trend Rates (Detail) $ in Thousands	12 Months Ended
Feb. 03, 2018 USD ($)
Defined Benefit Plan [Abstract]
Postretirement benefit obligation increases by	$ 283
Total of service and interest cost increases by	20
Postretirement benefit obligation decreases by	268
Total of service and interest cost decreases by	$ 19